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                    COMMERCIAL NATIONAL FINANCIAL CORPORATION













                                   EXHIBIT 32


































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                    COMMERCIAL NATIONAL FINANCIAL CORPORATION



                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                                       OF
                    COMMERCIAL NATIONAL FINANCIAL CORPORATION

                  FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2003

The undersigned are the Chief Executive Officer and the Chief Financial Officer of Commercial National Financial Corporation (the "Registrant"). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended June 30, 2003.

We certify that such Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This Certification is executed as of August 13, 2003.

                                           /s/ Jeffrey S. Barker
                                           -------------------------------------
                                           Jeffrey S. Barker
                                           President and Chief Executive Officer

                                           /s/ Patrick G. Duffy
                                           -------------------------------------
                                           Patrick G. Duffy
                                           Executive Vice President and
                                           Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Commercial National Financial Corporation and will be retained by Commercial National Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.